Exhibit 21.1

Subsidiary	Jurisdiction
210-220 E. 22nd Street SSGA Owner, LLC	Delaware
49-51 avenue George V Holdings SAS	France
49-51 avenue George V SCI	France
Adlerwerke CB Investment LLC	Delaware
Administradora de Fondos de Pensiones Habitat, S.A.	Chile
Administradora de Inversiones Previsionales SpA	Chile
AREF Cayman Co Ltd.	Cayman Islands
AREF GP Ltd.	Cayman Islands
Asia Property Fund III GP S.a.r.l.	Luxembourg
ASPF II - Feeder Fund GmbH	Germany
ASPF II - Verwaltungs - GmbH & Co. KG	Germany
ASPF II Management GmbH	Germany
ASPF III (Scots) L.P.	Scotland
AST Investment Services, Inc.	Connecticut
Braeloch Holdings Inc.	Delaware
Braeloch Successor Corporation	Delaware
Broad Street Global Advisors LLC	Delaware
Broome Street Holdings, LLC	Delaware
BSC CP LP	Scotland
Campus Drive, LLC	Delaware
Capital Agricultural Property Services, Inc.	Delaware
CB German Retail LLC	Delaware
Chadwick Boulevard Investment Holdings Co., LLC	Delaware
Cibecue, LLC	Delaware
CLIS Co., Ltd.	Japan
Coconino, LLC	Delaware
Colico II, Inc.	Delaware
COLICO, INC.	Delaware
Columbus Drive Partners, L.P.	Delaware
Commerce Street Holdings, LLC	Delaware
Commerce Street Investments LLC	Delaware
Coolidge, LLC	Delaware
Coral Reef GP	Cayman Islands
Coral Reef Unit Trust	Cayman Islands
Coral Reef, L.P.	Cayman Islands
Cottage Street Investments LLC	Delaware
Cottage Street Orbit Acquisition, LLC	Delaware
DHFL Pramerica Asset Managers Private Limited	India
DHFL PRAMERICA LIFE INSURANCE COMPANY LIMITED	India
DHFL Pramerica Trustees Private Limited	India
Don Cesar Investor LLC	Delaware
Dryden Arizona Reinsurance Term Company	Arizona
Dryden Finance II, LLC	Delaware
Edison Place Senior Note LLC	Delaware
Essex, LLC	Delaware

Exhibit 21.1

EuroCore GP S.à r.l.	Luxembourg
EUROCORE MARTY PROPCO SCI	France
European Value Partners GP S.a.r.l.	Luxembourg
EuroPRISA Management Company S.A.	Luxembourg
Everbright Pramerica Fund Management Co., Ltd.	China
EVP II GP S.à r.l.	Luxembourg
Flagstaff, LLC	Delaware
GA 1600 Commons LLC	Delaware
GA 333 Hennepin Investor LLC	Delaware
GA Bay Area GP LLC	Delaware
GA Bay Area Investor LLC	Delaware
GA Belden LLC	Delaware
GA Cal Crossings, LLC	Delaware
GA CLARENDON LLC	Delaware
GA Collins LLC	Delaware
GA E. 22nd Street Apartments Holdings LLC	Delaware
GA East 86 Street LLC	Delaware
GA JHCII LLC	Delaware
GA Manor at Harbour Island, LLC	Delaware
GA MENLO PARK INVESTOR LLC	Delaware
GA Metro LLC	Delaware
GA Mission LLC	Delaware
GA TRITON INVESTOR LLC	Delaware
GA W Paces LLC	Delaware
GA/MDI 333 Hennepin Associates LLC	Delaware
Gateway CDE LLC	Delaware
Gateway Holdings II, LLC	Delaware
Gateway Holdings, LLC	Delaware
German Retail Income CP LP	Scotland
GIBRALTAR BSN HOLDINGS SDN BHD	Malaysia
Gibraltar BSN Life Berhad	Malaysia
GIBRALTAR INDIA SOLUTIONS LLP	India
GIBRALTAR INDIA SOLUTIONS LLP	India
Gibraltar International Service LLC	Delaware
Gibraltar Reinsurance Company Ltd.	Bermuda
Gibraltar Universal Life Reinsurance Company	Arizona
Glenealy International Limited	British Virgin Islands
Global Portfolio Strategies, Inc.	Connecticut
Graham Resources, Inc.	Delaware
Graham Royalty, Ltd.	Louisiana
Green Tree GP	Cayman Islands
Green Tree, L.P.	Cayman Islands
Greenlee, LLC	Delaware
Halsey Street Investments LLC	Delaware
Hirakata, LLC	Delaware

Exhibit 21.1

Impact Investments Bridges UK S.a.r.l	Luxembourg
Inversiones Previsionales Chile SpA	Chile
Inversiones Previsionales Dos SpA	Chile
Ironbound Fund LLC	Delaware
IVP Fund GP LLC	Delaware
Jennison Associates LLC	Delaware
Kyarra S.a r.l.	Luxembourg
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan
Kyoei do Brasil Companhia de Seguros	Brazil
Lake Street Partners IV, L.P.	Delaware
LINEUP LLC	Delaware
Manor at Harbour Island, LLC	Delaware
Maricopa, LLC	Delaware
Market Street Holdings IV, LLC	Delaware
MC GA COLLINS HOLDINGS LLC	Delaware
MC GA COLLINS REALTY LLC	Delaware
MC Insurance Agency Services, LLC	California
Mulberry Street Holdings, LLC	Delaware
Mulberry Street Investment, L.P.	Delaware
Mulberry Street Partners, LLC	Delaware
Mullin TBG Insurance Agency Services, LLC	Delaware
New Savanna	Cayman Islands
Orchard Street Acres Inc.	Delaware
PAI Bayrock Groves, LLC	Delaware
PAI Delano 1500 Ranches, LLC	Delaware
PAI Good Hope Farm, LLC	Delaware
PAI Holly Hill Groves, LLC	Delaware
PAI Hunt Farm, LLC	Delaware
PAI Lake Placid Groves, LLC	Delaware
Passaic Fund LLC	Delaware
PCP V Cayman AIV GP, L.P.	Cayman Islands
PEREF II Co-Invest 1 GP S.à r.l.	Luxembourg
PEREF II GP S.á r.l.	Luxembourg
PEREF II PV S.r.l	Italy
PFI IBH (UK) Holdings Limited	England & Wales
PG Business Service Co., Ltd	Japan
PG Collection Service Co., Ltd.	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
PGA Asian Retail Limited	Bermuda
PGA European Limited	Bermuda
PGIM (Australia) Pty Ltd	Australia
PGIM (Hong Kong) Ltd.	Hong Kong
PGIM (Scots) Limited	Scotland
PGIM (Shanghai) Company Ltd.	China
PGIM (Singapore) Pte. Ltd.	Singapore
PGIM Agricultural Investments GP, LLC	Delaware

Exhibit 21.1

PGIM Agricultural Investors, LP	Delaware
PGIM AVP IV GP S.à r.l.	Luxembourg
PGIM Broad Market High Yield Bond Fund, L.P.	Delaware
PGIM Broad Market High Yield Bond Partners, LLC	Delaware
PGIM European Financing Limited	Bermuda
PGIM European Services Limited	England
PGIM Financial Limited	England
PGIM Foreign Investments, Inc.	Delaware
PGIM Fund Management Limited	England
PGIM Holding Company LLC	Delaware
PGIM International Financing Inc.	Delaware
PGIM Investments LLC	New York
PGIM ITH (UK) Holdings Limited	England & Wales
PGIM Japan Co., Ltd.	Japan
PGIM Korea Inc.	Korea, Republic of
PGIM Limited	England
PGIM LTIF GP S.à.r.l.	Luxembourg
PGIM M Campus GP S.á r.l.	Luxembourg
PGIM Management Partner Limited	United Kingdom
PGIM MetaProp Investor LP LLC	Delaware
PGIM Netherlands B.V.	Netherlands
PGIM Overseas Investment Fund Management (Shanghai) Company Ltd	China
PGIM Real Estate (Japan) Ltd.	Japan
PGIM Real Estate Asia Value Partners IV SCSp	Luxembourg
PGIM Real Estate Brazil Investimentos Imobiliarios Ltda.	Brazil
PGIM Real Estate Carry & Co-Invest GP S.á r.l.	Luxembourg
PGIM Real Estate Carry & Co-Invest GP, LLC	Delaware
PGIM Real Estate Carry & Co-Invest SCSp	Luxembourg
PGIM Real Estate Carry & Co-Invest, L.P.	Delaware
PGIM Real Estate CD S.a.r.l.	Luxembourg
PGIM Real Estate Co-Invest Holdings, LLC	Delaware
PGIM Real Estate European Core Diversified Property Fund	Luxembourg
PGIM Real Estate Finance Holding Company	New Jersey
PGIM Real Estate Finance, LLC	Delaware
PGIM Real Estate France SAS	France
PGIM Real Estate Germany AG	Germany
PGIM Real Estate Global Debt GP, LLC	Delaware
PGIM Real Estate Inmuebles, S. de R.L. de C.V	Mexico
PGIM Real Estate Luxembourg S.A.	Luxembourg
PGIM Real Estate Management Luxembourg S.a.r.l.	Luxembourg
PGIM Real Estate Mexico S.C.	Mexico
PGIM Real Estate MVP Administradora IV, S. de R.L. de C.V.	Mexico
PGIM Real Estate MVP Inmuebles IV, S. de R.L. de C.V.	Mexico
PGIM Real Estate S. de R.L. de C.V.	Mexico
PGIM Real Estate U.S. Debt Fund GP, LLC	Delaware
PGIM REF Europe GP, LLP	England & Wales

Exhibit 21.1

PGIM REF Europe Member, LLC	Delaware
PGIM REF Europe, L.P.	England & Wales
PGIM REF Intermediary Services, Inc.	Delaware
PGIM Strategic Financing LLC	Delaware
PGIM Strategic Investments, Inc.	Delaware
PGIM USPF VI Manager, LLC	Delaware
PGIM Warehouse, Inc.	Delaware
PGIM, Inc.	New Jersey
PGLH of Delaware, Inc.	Delaware
PIFM Holdco, LLC	Delaware
PIM KF Blocker Holdings LLC	Delaware
PIM KF Blocker V Holdings LLC	Delaware
PIM USPF V Manager LLC	Delaware
Pine Tree GP	Cayman Islands
Pine Tree, L.P.	Cayman Islands
PLA Administradora Industrial SRL	Mexico
PLA Administradora, LLC	Delaware
PLA Administradora, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional II, S. de R.L. de C.V.	Mexico
PLA Asesoria Profesional, S.de R.L. de C.V.	Mexico
PLA Co-Investor LLC	Delaware
PLA Mexico Industrial Manager I LLC	Delaware
PLA Mexico Industrial Manager II LLC	Delaware
PLA Mexico Residential Manager I, LLC	Delaware
PLA Residential Fund III Aggregating Manager, LLC	Delaware
PLA Residential Fund III Limited Manager, LLC	Delaware
PLA Residential Fund III Manager, LLC	Delaware
PLA Residential Fund IV Aggregating Manager, LLC	Delaware
PLA Residential Fund IV Manager, LLC	Delaware
PLA Retail Fund I Blue, LP	Delaware
PLA Retail Fund I Manager, LLC	Delaware
PLA Retail Fund I Red, LP	Delaware
PLA Retail Fund I, LP	Delaware
PLA Retail Fund II Aggregating Manager, LLC	Delaware
PLA Retail Fund II Manager, LLC	Delaware
PLA Retail Fund II U.S. Carry/Co-Invest, LP	Delaware
PLA Retail Fund II, LLC	Delaware
PLA Retail Fund II, LP	Delaware
PLA Services Manager Mexico, LLC	Delaware
PMCF Holdings, LLC	Delaware
PMCF Properties, LLC	Delaware
PPPF General Partner LLP	England & Wales
PR GA SCP Apartments, LLC	Delaware
Pramerica (Hong Kong) Holdings Limited	Hong Kong
Pramerica (Luxembourg) CP GP S.a.r.l.	Luxembourg
Pramerica (Scots) CP GP LLP	Scotland

Exhibit 21.1

Pramerica Business Consulting (Shanghai) Company Limited	China
Pramerica Europrisa Feeder GP LLP	England & Wales
Pramerica EVP CP LP	Scotland
Pramerica Financial Asia Headquarters Pte. Ltd.	Singapore
Pramerica Financial Asia Limited	British Virgin Islands
Pramerica Fixed Income Funds Management Limited	Ireland
Pramerica Fosun Life Insurance Co., Ltd.	China
Pramerica General Partner LLP	England & Wales
Pramerica Holdings Ltd	England & Wales
Pramerica Life S.p.A.	Italy
Pramerica Marketing S.r.l.	Italy
Pramerica of Bermuda Life Assurance Company, Ltd.	Bermuda
Pramerica Pan European Real Estate (Scots) LP	Scotland
Pramerica PRECAP I GP LLP	England & Wales
Pramerica PRECAP II GP LLP	England & Wales
Pramerica PRECAP III GP LLP	England & Wales
Pramerica PRECAP IV GP LLP	England & Wales
PRAMERICA PRECAP VI GP (SCOTS FEEDER) LLP	England & Wales
PRAMERICA PRECAP VI GP LLP	England & Wales
Pramerica Property Partners Fund (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Capital I (Scotland) Limited Partnership	Scotland
Pramerica Real Estate Capital I GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital II (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital III (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital IV (Scots) Limited Partnership	Scotland
Pramerica Real Estate Capital IV GP (Scots Feeder) LLP	Scotland
Pramerica Real Estate Capital IV GP Limited	England & Wales
Pramerica Real Estate Capital V (Netherlands) GP LLP	England & Wales
Pramerica Real Estate Capital V (Scots), Limited Partnership	Scotland
Pramerica Real Estate Capital VI (Scots) Limited Partnership	Scotland
Pramerica SGR S.p.A	Italy
Pramerica Systems Ireland Limited	Ireland
PRECO ACCOUNT III LLC	Delaware
PRECO Account IV LLC	Delaware
PRECO ACCOUNT PARTNERSHIP III, LP	Delaware
PRECO Account Partnership IV LP	Delaware
Preco III (Scotland) Limited Partnership	Scotland
PRECO III GP LLP	England & Wales
Preco IV (Scotland) Limited Partnership	Scotland
PREFG Hanwha Manager, LLC	Delaware
PREI Acquisition I, Inc.	Delaware
PREI Acquisition II, Inc.	Delaware
PREI Acquisition LLC	Delaware
PREI HYDG, LLC	Delaware
PREI International, Inc.	Delaware

Exhibit 21.1

PRIAC Property Acquisitions, LLC	Delaware
Pricoa Capital Group (Ireland) Limited	Ireland
PRICOA Capital Group Limited	England
PRICOA Management Partner Limited	England
PRISA Fund Manager LLC	Delaware
PRISA II Fund Manager LLC	Delaware
PRISA III Fund GP, LLC	Delaware
PRISA III Fund PIM, LLC	Delaware
PRREF II Fund Manager LLC	Delaware
Pru 101 Wood LLC	Delaware
PRU 3XSquare, LLC	Delaware
Pru Alpha Partners I, LLC	Delaware
Pru Fixed Income Emerging Markets Partners I, LLC	Delaware
Pruco Assignment Corporation	Barbados
Pruco Life Insurance Company	Arizona
Pruco Life Insurance Company of New Jersey	New Jersey
Pruco Securities, LLC	New Jersey
PRUCO, LLC	New Jersey
Prudential 900 Aviation Boulevard, LLC	Delaware
Prudential Affordable Mortgage Company, LLC	Delaware
Prudential Agricultural Property Holding Company, LLC	Delaware
Prudential Annuities Distributors, Inc.	Delaware
Prudential Annuities Holding Company, Inc.	Delaware
Prudential Annuities Information Services & Technology Corporation	Delaware
Prudential Annuities Life Assurance Corporation	Arizona
Prudential Annuities, Inc.	Delaware
Prudential Arizona Reinsurance Captive Company	Arizona
Prudential Arizona Reinsurance Term Company	Arizona
Prudential Arizona Reinsurance Universal Company	Arizona
Prudential Asset Resources, Inc.	Delaware
Prudential Bank & Trust, FSB	United States
Prudential Brasil Serviços de Consultoria em Gestão Empresarial Ltda.	Brazil
Prudential Capital and Investment Services, LLC	Delaware
Prudential Capital Energy Opportunity Fund, L.P.	Delaware
PRUDENTIAL CAPITAL ENERGY PARTNERS MANAGEMENT (FEEDER), LLC	Delaware
Prudential Capital Energy Partners Management Fund, L.P.	Delaware
Prudential Capital Energy Partners, L.P.	Delaware
Prudential Capital Group, L.P.	Delaware
Prudential Capital Partners Management Fund IV, L.P.	Delaware
Prudential Chile II SpA	Chile
Prudential Chile SpA	Chile
Prudential Commercial Property Holding Company, LLC	Delaware
Prudential Customer Solutions LLC	Delaware
Prudential do Brasil Seguros de Vida S.A.	Brazil
Prudential do Brasil Vida em Grupo S.A.	Brazil

Exhibit 21.1

Prudential Equity Group, LLC	Delaware
Prudential Financial Securities Investment Trust Enterprise	Taiwan Province of China
Prudential Fixed Income Global Liquidity Relative Value Partners, LLC	Delaware
Prudential Fixed Income U.S. Relative Value Partners, LLC	Delaware
Prudential Funding, LLC	New Jersey
Prudential General Services of Japan Y.K.	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Prudential Global Funding LLC	Delaware
Prudential Holdings of Japan, Inc.	Japan
Prudential Home Building Investment Advisers, L.P.	New Jersey
Prudential Home Building Investors, Inc.	New Jersey
Prudential Huntoon Paige Associates, LLC	Delaware
Prudential HYDF Carry/Co-Invest, L.P.	Delaware
Prudential IBH Holdco, Inc.	Delaware
Prudential Impact Investments Mortgage Loans LLC	Delaware
Prudential Impact Investments Private Debt LLC	Delaware
Prudential Impact Investments Private Equity LLC	Delaware
Prudential Industrial Properties, LLC	Delaware
Prudential Insurance Agency, LLC	New Jersey
Prudential International Insurance Holdings, Ltd.	Delaware
Prudential International Insurance Service Company, L.L.C.	Delaware
Prudential International Investments Advisers, LLC	Delaware
Prudential International Investments Cayman	Cayman Islands
Prudential International Investments Company, LLC	Delaware
Prudential International Investments, LLC	Delaware
Prudential Investment Management Services LLC	Delaware
Prudential Japan Holdings, LLC	Delaware
Prudential Latin American Investments, Ltd.	Cayman Islands
Prudential Legacy Insurance Company of New Jersey	New Jersey
Prudential Life Insurance Company of Taiwan Inc.	Taiwan Province of China
Prudential Mortgage Asset Holdings 1 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Asset Holdings 2 Japan Investment Business Limited Partnership	Japan
Prudential Mortgage Capital Asset Holding Company, LLC	Delaware
Prudential Mortgage Capital Funding, LLC	Delaware
Prudential Mortgage Capital Holdings, LLC	Delaware
PRUDENTIAL MORTGAGE SKP MEMBER LLC	Delaware
PRUDENTIAL MORTGAGE SKP REIT LLC	Delaware
PRUDENTIAL MORTGAGE SKP VENTURE 2 LLC	Delaware
PRUDENTIAL MORTGAGE SKP VENTURE LLC	Delaware
Prudential Multifamily Mortgage, LLC	Delaware
Prudential Mutual Fund Services LLC	New York
Prudential Newark Realty, LLC	New Jersey
Prudential Private Placement Investors L.P.	Delaware
Prudential Private Placement Investors, Inc.	New Jersey

Exhibit 21.1

Prudential QOZ Investment Fund 1, LLC	Delaware
Prudential QOZ Investment Fund 1, LLC	Delaware
Prudential Real Estate Management Co., Ltd. (Prudential Real Estate Management Yugen Kaisha)	Japan
Prudential Realty Securities, Inc.	Delaware
Prudential Retirement Financial Services Holding LLC	Delaware
Prudential Retirement Holdings, LLC	Delaware
Prudential Retirement Insurance and Annuity Company	Connecticut
Prudential Securities Secured Financing Corporation	Delaware
Prudential Securities Structured Assets, Inc.	Delaware
Prudential Seguros Mexico, S.A. de C.V.	Mexico
Prudential Seguros Mexico, S.A. de C.V.	Mexico
Prudential Seguros, S.A.	Argentina
Prudential Servicios, S. de R.L. de C.V.	Mexico
Prudential Structured Settlement Company	Delaware
Prudential Systems Japan, Limited	Japan
Prudential Term Reinsurance Company	Arizona
Prudential Trust Co., Ltd.	Japan
Prudential Trust Company	Pennsylvania
Prudential U.S. Real Estate Debt Fund GP LLC	Delaware
Prudential Universal Reinsurance Company	Arizona
Prudential Workplace Solutions Group Services, LLC	Delaware
Prudential/TMW Real Estate Group LLC	Delaware
Pruservicos Participacoes Ltda.	Brazil
PT Asuransi Jiwa Mega Indonesia	Indonesia
Quantitative Management Associates LLC	New Jersey
Quartzsite, LLC	Delaware
Residential Services Corporation of America LLC	Delaware
Rio CP LP	Scotland
Rock City MC, LLC	Delaware
Rock European Real Estate Holdings S.àr.l.	Luxembourg
Rock George V S.à. r.l.	Luxembourg
Rock Global Real Estate LLC	Delaware
Rock Hamburg North S.à r.l.	Luxembourg
Rock Kensington Limited	Guernsey
Rock Marty GP S.à r.l.	Luxembourg
Rock Marty Holding S.à r.l.	Luxembourg
Rock Marty PropCo A S.à r.l.	Luxembourg
Rock Marty PropCo B S.à r.l.	Luxembourg
Rock Marty SCSp	Luxembourg
Rock Meguro LLC	Delaware
Rock Oxford S.a r.l.	Luxembourg
Rock Rhine S.à r.l.	Luxembourg
Rock Rossmarkt S.ar.l.	Luxembourg

Exhibit 21.1

Rock UK Real Estate Holdings S.àr.l.	Luxembourg
Rock UK Real Estate II S.a.r.l.	Luxembourg
Rockstone Co., Ltd.	Japan
Rosado Grande LLC	Delaware
Ross Avenue Energy Fund Holdings, LLC	Delaware
Ross Avenue Minerals 2012, LLC	Delaware
Sanei Collection Service Co., Ltd. (Kabushiki Kaisha Sanei Shuuno Service)	Japan
SCP Apartments, LLC	Delaware
Senior Housing Partners IV L.L.C.	Delaware
Senior Housing Partners V, LLC	Delaware
SENIOR HOUSING PARTNERS VI GP LLC	Delaware
Senior Housing Partnership Fund IV L.L.C.	Delaware
Senior Housing Partnership Fund V, LLC	Delaware
SENIOR HOUSING PARTNERSHIP FUND VI GP LLC	Delaware
SHP IV Carried Interest, LP	Delaware
SHP V Carried Interest, L.P.	Delaware
SMP Holdings, Inc.	Delaware
Sterling Private Placement Management LLP	England & Wales
Stetson Street Partners, L.P.	Delaware
Strand Investments Limited	Cayman Islands
SVIIT Holdings, Inc.	Delaware
TBG Insurance Services Corporation	Delaware
TENSATOR HOLDINGS LTD	England
The Gibraltar Life Insurance Co., Ltd.	Japan
The Prudential Assigned Settlement Services Corp.	New Jersey
The Prudential Brazilian Capital Fund LP	Cayman Islands
The Prudential Gibraltar Financial Life Insurance Co., Ltd.	Japan
The Prudential Home Mortgage Company, Inc.	New Jersey
The Prudential Insurance Company of America	New Jersey
The Prudential Life Insurance Company of Korea, Ltd.	Korea, Republic of
The Prudential Life Insurance Company, Ltd.	Japan
The Prudential Real Estate Financial Services of America, Inc.	California
Thurloe Commercial Guernsey Limited	Guernsey
Times Square Center Associates	New York
TMW ASPF I Verwaltungs GmbH & Co. KG	Germany
TMW ASPF Management GmbH	Germany
TMW Management, LLC	Georgia
TMW Real Estate Group, LLC	Delaware
TMW Realty Advisors, LLC	Georgia
TMW USPF Verwaltungs GmbH	Germany
TRGOAG Company, Inc.	Delaware
United States Property Fund VI GP S.à r.l.	Luxembourg
USPF V - Verwaltungs - GmbH & Co. KG	Germany
USPF V Carry LLC	Delaware
USPF V Co-Invest LLC	Delaware

Exhibit 21.1

USPF V Investment LP	Delaware
USPF V Investment LP	Delaware
Vailsburg Fund LLC	Delaware
Vantage Casualty Insurance Company	Indiana
Wabash Avenue Holdings V, LLC	Delaware
Wabash Avenue Partners V, L.P.	Delaware
Yavapai LLC	Delaware